EXHIBIT (10) (p)

                               FIFTH AMENDMENT TO
                   SECOND AMENDED AND RESTATED LOAN AGREEMENT

         AGREEMENT (this "Agreement"), made as of this 27th day of March, 1997, by and among FLEET BANK-NH, a trust company organized under the laws of New Hampshire ("Fleet"); MELLON BANK, N.A., a national banking association ("Mellon"); and IGI, INC., a Delaware corporation ("IGI"), IGEN, INC., a Delaware corporation ("IGEN"), IMMUNOGENETICS, INC., a Delaware corporation ("ImmunoGen"), and BLOOD CELLS, INC., a Delaware corporation ("BCI"). Fleet and Mellon are hereinafter sometimes individually referred to as a "Lender" and collectively referred to as the "Lenders", and IGI, IGEN, ImmunoGen and BCI are hereinafter sometimes individually referred to as a "Borrower" and collectively referred to as the "Borrowers".

                              W I T N E S S E T H:

         WHEREAS, the Lenders and the Borrowers are parties to a Second Amended and Restated Loan Agreement between them dated as of December 13, 1995 (as amended to date, the "Loan Agreement"), the terms and conditions of which are hereby incorporated herein by reference; and

         WHEREAS, the Borrowers have requested certain waivers and amendments with respect to the covenants, terms and conditions of the Loans under the Loan Agreement; and

         WHEREAS, the Lenders are willing to grant such waivers and amendments upon the terms and conditions contained in this Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereby agree as follows:

         1. Definitions.

         (a) Except as otherwise defined herein, all capitalized terms used in this Agreement have the respective meanings ascribed to them in the Loan Agreement.

         (b) The following new definitions are hereby added to Section 1.01 of the Loan Agreement in their appropriate alphabetical order:

         "EBITDA" shall mean, as to the Borrowers on a consolidated basis as of the date of determination thereof, an amount equal to the sum of: (a) Net Income for the four (4) consecutive fiscal quarters of the Borrowers then ended (except that, in calculating Net Income for purposes of determining EBITDA, full effect shall be given to, and the Borrowers will be required to deduct, any and all net losses (net of any related tax savings thereon) of the type described in clause
(b) of the definition of Net Income), plus (b) all federal and state income taxes paid or accrued in respect of such fiscal period as reflected on the consolidated statement of income of the Borrowers for such period, plus (c) all Interest Expense paid or accrued in such fiscal period, plus (d) all amounts deducted by the Borrowers in such fiscal period for depreciation of tangible assets, plus (e) all amounts deducted by the Borrowers in such fiscal period in respect of amortization of good will and/or other intangible assets.

         "Senior Debt to EBITDA Ratio" shall mean, as of any date of determination thereof, the ratio of Senior Debt as of such date to EBITDA for the four (4) consecutive fiscal quarters of the Borrowers ended on such date.

         2. Replacement of Existing Notes.

         Each of the Notes outstanding immediately prior to the execution and delivery of this Agreement shall be superseded and replaced by new Notes in substantially the forms attached hereto as Exhibits A-1, A-2, B-1 and B-2, respectively, and such replacement Notes shall, from and after the effectiveness of this Agreement, be deemed to be the Fleet Revolving Credit Note, the Mellon Revolving Credit Note, the Fleet Line of Credit Note, and the Mellon Line of Credit Note, respectively, for all purposes of the Loan Agreement, Security Documents and other agreements and instruments under and pursuant to the Loan Agreement.

         3. Modification of Certain Financial Covenants.

         (a) Section 5.08 of the Loan Agreement is hereby amended so as to read in full as follows:

         Section 5.08. Net Income. In each quarter of each Fiscal Year as set forth below, achieve Net Income of not less than the minimum amount set forth below for such fiscal quarter:

        Quarter Ending                              Minimum Net Income
        --------------                              ------------------

        March 31, 1997                              $200,000
        June 30, 1997                               $400,000
        September 30, 1997                          $500,000
        December 31, 1997                           $500,000
        March 31, 1998                              $625,000
          and each quarter
          thereafter

         (b) Section 5.09 of the Loan Agreement is hereby amended so as to read in full as follows:

         Section 5.09. Indebtedness to Capital Base Ratio. As at the end of each quarter of each Fiscal Year, maintain an Indebtedness to Capital Base Ratio of not more than (a) 2.50 to 1 from January 1, 1997 through June 30, 1997, (b) 2.00 to 1 from July 1, 1997 through September 30, 1997, and (c) 1.50 to 1 from and after October 1, 1997.

         (c) Section 5.10 of the Loan Agreement is hereby deleted from the Loan Agreement effective as of December 31, 1996, and replaced with the following new
Section 5.10, which is hereby incorporated into the Loan Agreement by this reference:

         Section 5.10. Senior Debt to EBITDA Ratio. As at the end of each quarter of each Fiscal Year, maintain a Senior Debt to EBITDA Ratio of not more than (a) 3.0 to 1 from December 31, 1997 through September 30, 1998, and (b)
2.50 to 1 from and after December 31, 1998.

         (d) Section 5.11 is hereby deleted from the Loan Agreement effective as of December 31, 1996.

         (e) Each Compliance Certificate delivered pursuant to Section 5.04(d) of the Loan Agreement shall include a detailed calculation of EBITDA, in addition to all other information and calculations required to be stated or included therein.

         4. Waivers of Certain Financial Covenant Defaults.

         (a) The Lenders hereby waive the Events of Default which have occurred under and in respect of (i) Section 5.08 of the Loan Agreement as of December 31, 1996, and (ii) Section 5.11 of the Loan Agreement as at the end of the Fiscal Year ended December 31, 1996; and the Lenders hereby agree not to assert such Events of Default or any of the Agent's or the Lenders' remedies solely in respect of such Events of Default.

         (b) The waivers set forth in this paragraph 4 shall only apply to the specific matters stated and only in the specific instances and as of the specific dates and for the specific periods stated herein; and nothing contained in this Agreement shall be deemed to constitute the Lenders' agreement or consent to any other waiver or forbearance of any kind (whether of like or unlike nature) at any other time, in any other instance, or under any other circumstances.

         5. Waiver Fees.

         In the event that, at any time from and after the date of this Agreement, the Borrowers shall request any waiver or forbearance by the Lenders in respect of any Event of Default (including but not limited to Events of Default under Sections 5.08 through 5.10 of Loan Agreement), and the Lenders agree to grant such waiver and/or forbearance, the Borrowers shall pay to the Agent (for allocation and payment 60% to Fleet and 40% to Mellon) the sum of $10,000 for each such waiver or forbearance, which fee shall be charged separately for each covenant under which waiver or forbearance is sought or required, regardless of whether such Events of Default arise out of the same acts, events, conditions or circumstances or occur as of the same dates or at the same time. The Borrowers hereby acknowledge that the Lenders have required the imposition of such fees as a result of the frequency with which the Borrowers have historically required and requested waivers and/or forbearances in respect of Events of Default, and that such fees constitute fair and reasonable charges in respect of the additional risk normally entailed by the occurrence of Events of Default and the additional investigation and diligence prompted thereby. The Borrowers further acknowledge that such fees may be charged and collected in addition to any other conditions or payments (payable then or thereafter) which the Lenders may require in connection with any particular waivers or forbearances. The foregoing notwithstanding, in the event and to the extent that the Lenders' receipt of any fees under this paragraph 5 would cause the aggregate amounts paid or agreed to be paid for the use, forbearance or detention of the indebtedness under and pursuant to the Loan Agreement to exceed the maximum amount permitted under Applicable Law, then the fees under this paragraph 5 shall be subject to reduction as and in the manner provided in the Notes.

         6. Representations and Warranties.

         The Borrowers hereby confirm that (a) all representations and warranties made by the Borrowers in the Loan Agreement are true and correct on and as of the date hereof, and (b) no Default or Event of Default (other than those waived pursuant to paragraph 4(a) above) has occurred and is continuing on the date hereof.

         7. Conditions Precedent.

         The effectiveness of this Agreement and the amendments to be effected hereby are expressly subject to (a) the execution and delivery of this Agreement by the Borrowers and the Lenders, (b) the execution and delivery by the Borrowers to the respective Lenders of the replacement Notes contemplated by paragraph 2 above, (c) the payment by the Borrowers to the Agent (for allocation and payment 60% to Fleet and 40% to Mellon) of an amendment and restructuring fee in the aggregate amount of $40,000, and (d) the truth and accuracy, at the time of satisfaction of the conditions set forth in the foregoing paragraphs 7(a), 7(b) and 7(c), of the Borrower's representations and warranties contained in paragraph 6 above.

         8. No Novation; Confirmation and Reaffirmation.

         (a) Each of the Borrowers hereby reaffirms all of its representations and warranties in the Loan Agreement (as amended hereby) and the Security Documents on and as of the date hereof, as if expressly made on and as of the date hereof.

         (b) Each of the Borrowers hereby confirms the ongoing validity of all of the Obligations outstanding on the date hereof (including but not limited to Obligations under the Notes), and further acknowledges, confirms and agrees that none of the amendments effected by this Agreement constitutes a novation of any of the Obligations outstanding on the date hereof or immediately prior to the effectiveness of this Agreement.

         (c) Each of the Borrowers hereby reaffirms the validity of all of the liens and security interests heretofore granted to the Agent as collateral security for the Obligations, and acknowledges that all of such liens and security interests, and all collateral heretofore pledged as security for the Obligations, continue to be and remain collateral for the Obligations (whether now existing and/or hereafter arising, including but not limited to the Bridge Advances) from and after the effectiveness of this Agreement.

         9. Ongoing Force and Effect.

         Except as and to the extent expressly provided in this Agreement, all covenants, terms and conditions of the Loan Agreement shall remain unchanged and in full force and effect. All references to the Loan Agreement contained in the Notes and the Security Documents shall hereafter mean and refer to the Loan Agreement as amended by this Agreement, and all references to the Notes contained in the Loan Agreement and the Security Documents shall hereafter mean and refer to the Notes as amended and supplemented pursuant to this Agreement.

         10. Miscellaneous.

         (a) The Borrowers will jointly and severally reimburse the Lenders and the Agent upon demand for all out-of-pocket costs, charges and expenses of the Lenders and the Agent (including, without limitation, the reasonable fees and disbursements of counsel to the Lenders and the Agent) in connection with the preparation, execution and delivery of this Agreement, the replacement Notes pursuant to paragraph 2 above, any and all further agreements and instruments in connection herewith, and any amendments, modifications, consents, waivers or enforcement action in connection herewith.

         (b) This Agreement shall be governed by and construed in accordance with the laws of the State of New Hampshire (without giving effect to principles of conflicts of laws).

         (c) Neither this Agreement nor any provision hereof may be waived, amended or modified except by means of a written agreement signed by the party to be charged therewith, and then only in the specific instance and for the specific purpose stated therein.

         (d) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, except that none of the Borrowers shall have any right to assign any of its rights or obligations hereunder or any interest herein without the prior written consent of the Lenders.

         (e) Each of the Borrowers hereby consents to the jurisdiction of all courts (state and federal) sitting in the State of New Hampshire, and of all courts from which an appeal may be taken from any of such courts, for the purpose of any suit, action or other proceeding arising out of any of its obligations hereunder or with respect to the transactions contemplated hereby. Each of the Borrowers hereby expressly waives any and all objections which it may have as to venue in any of such courts, and also hereby knowingly WAIVES TRIAL BY JURY in any such suit, action or other proceeding.

         (f) The paragraph headings in this Agreement are included for convenience of reference only, and shall not affect the construction or interpretation of any of the provisions hereof.

         (g) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

         (h) The parties acknowledge and agree that each of them and its counsel have reviewed and negotiated the terms and provisions of this Agreement, and have contributed to its final form; accordingly, any rules of construction to the effect of construing ambiguities against the drafting party shall not be employed in the interpretation of this Agreement, which shall be construed fairly as to all parties hereto and not in favor of or against any particular party who might generally have been responsible for the preparation hereof.

         (i) This Agreement is intended for the sole and exclusive benefit of the parties hereto and their respective successors and permitted assigns, and no other person or entity shall have any right to rely on this Agreement or to derive any benefit herefrom absent the express written consent of the party to be charged with such reliance or benefit.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first set forth above.

                                           FLEET BANK-NH

                                           By: ___________________________

                                           MELLON BANK, N.A.

                                           By: ___________________________

                                           IGI, INC.

                                           By: ___________________________

                                           IGEN, INC.

                                           By: ___________________________

                                           IMMUNOGENETICS, INC.

                                           By: ___________________________

                                           BLOOD CELLS, INC.

                                           By: ___________________________

STATE OF NEW HAMPSHIRE )
                       )  ss:
COUNTY OF ___________  )

         On the _____ day of March, 1997, personally appeared before me ________________, of Fleet Bank-NH, who acknowledged that he is the _________ of Fleet Bank-NH, and that said instrument was signed by him on behalf of said corporation by due authority.

                                            ------------------------------------
                                                      Notary Public

My Commission Expires:

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STATE OF _________ )
                   )  ss:
COUNTY OF ________ )

         On the _____ day of March, 1997, personally appeared before me ________________, of Mellon Bank, N.A., who acknowledged that he is the
_________ of Mellon Bank, N.A., and that said instrument was signed by him on behalf of said corporation by due authority.

                                            ------------------------------------
                                                        Notary Public

My Commission Expires:

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STATE OF NEW JERSEY )
                    )  ss:
COUNTY OF ________  )

         On the _____ day of March, 1997, personally appeared before me ________________, of IGI, Inc., who acknowledged that he is the _________ of IGI, Inc., and that said instrument was signed by him on behalf of said corporation by due authority.

                                            ------------------------------------
                                                        Notary Public

My Commission Expires:

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STATE OF _________ )
                   )  ss:
COUNTY OF ________ )

         On the _____ day of March, 1997, personally appeared before me ________________, of IGEN, Inc., who acknowledged that he is the _________ of IGEN, Inc., and that said instrument was signed by him on behalf of said corporation by due authority.

                                            ------------------------------------
                                                        Notary Public

My Commission Expires:

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STATE OF NEW JERSEY )
                    )  ss:
COUNTY OF ________  )

         On the _____ day of March, 1997, personally appeared before me ________________, of Immunogenetics, Inc., who acknowledged that he is the
_________ of Immunogenetics, Inc., and that said instrument was signed by him on behalf of said corporation by due authority.

                                            ------------------------------------
                                                        Notary Public

My Commission Expires:

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STATE OF NEW JERSEY )
                    )  ss:
COUNTY OF ________  )

         On the _____ day of March, 1997, personally appeared before me ________________, of Blood Cells, Inc., who acknowledged that he is the
_________ of Blood Cells, Inc., and that said instrument was signed by him on behalf of said corporation by due authority.

                                            ------------------------------------
                                                       Notary Public

My Commission Expires:

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